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                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 1999 relating to the financial statements and financial statement schedule, which appears in Unitrode Corporation's Annual Report on Form 10-K for the year ended January 31, 1999.

                                    /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
July 12, 1999